SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003

                             UNION COMMUNITY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

           333-35799                                    35-2025237
   (Commission File Number)                 (IRS Employer Identification No.)

                              221 East Main Street
                          Crawfordsville, Indiana 47933
                    (Address of principal executive offices,
                               including Zip Code)

                                 (765) 362-2400
              (Registrant's telephone number, including area code)
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Item 7.       Financial Statements and Exhibits.

         (c)  Exhibits

              99.1     Press Release dated October 20, 2003.

Item 12. Results of Operations and Financial Condition.

Union Community Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on October 20, 2003 announcing its results of operations for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          /s/ J. Lee Walden
                                          --------------------------------------
                                          J. Lee Walden, Chief Financial Officer

Dated: October 21, 2003